Exhibit 99.1

Tether, SoftBank Group, and Jack Mallers launch Twenty One, a Bitcoin-native Company, through a business combination with Cantor Equity Partners

Backed by Tether and SoftBank Group, Twenty One is expected to launch with over 42,000 Bitcoin and a mission to maximize Bitcoin Ownership Per Share

Co-founder Jack Mallers will lead Twenty One as CEO

Twenty One is expected to offer investors a singular vehicle for Bitcoin exposure, pro-Bitcoin advocacy, and Bitcoin-focused content and media with plans to explore future expansion into Bitcoin-native financial products.

Austin, Texas -- April 23, 2025 -- Twenty One Capital, Inc. (“Twenty One” or “the Company”), a newly formed entity, today announced it has entered into a definitive agreement for a business combination with Cantor Equity Partners, Inc. (“CEP”) (Nasdaq: CEP) (the “Business Combination”), a special-purpose acquisition company (SPAC) sponsored by an affiliate of Cantor Fitzgerald, a leading global financial services and real estate services holding company.

At the closing of the Business Combination, Twenty One will be majority-owned by Tether, co-founder of Twenty One and the world’s largest stablecoin issuer, and Bitfinex, with significant minority ownership by SoftBank Group Corp. (“SoftBank Group”), one of the world’s leading investment holding companies.

Twenty One and CEP have also entered into subscription agreements with investors to raise, at closing, $585 million of total additional capital consisting of (i) $385 million through convertible senior secured notes and (ii) $200 million through a common equity PIPE financing (the “PIPE Offerings”, and together with the Business Combination, the “Proposed Transactions”). The net proceeds from the PIPE Offerings, which will close contemporaneously with the Business Combination, will be used to purchase additional Bitcoin and for general corporate purposes. Twenty One expects to launch with more than 42,000 Bitcoin, which would make it the third-largest Bitcoin treasury in the world as of today.

A New Era: Measuring Success in Bitcoin

Twenty One is built to accumulate Bitcoin and grow ownership per share, not just track it.

As part of its launch, Twenty One will introduce two key performance metrics, to reflect its Bitcoin-denominated capital structure and Bitcoin-focused mindset.

●	Bitcoin Per Share (BPS): Amount of Bitcoin each fully-diluted share represents, reflecting shareholder ownership in Bitcoin rather than fiat earnings per share

●	Bitcoin Return Rate (BRR): Rate at which BPS grows over time, denominating the company’s performance in Bitcoin

Led by Seasoned Founder with Deep Bitcoin Expertise

Twenty One will be led by Co-Founder and CEO Jack Mallers, who has been instrumental in furthering Bitcoin’s adoption by institutions, corporations, and governments worldwide, and will continue with his existing roles and responsibilities. As the Founder and CEO of Strike, he has built one of the world’s leading digital payment providers on Bitcoin’s Lightning Network, pioneering Bitcoin brokerage infrastructure and Bitcoin’s integration into corporate balance sheets.

“Markets need reliable money to measure value and allocate capital efficiently,” said Jack Mallers, Co-Founder and CEO of Twenty One. “We believe that Bitcoin is the answer, and Twenty One is how we bring that answer to public markets. Our mission is simple: to become the most successful company in Bitcoin, the most valuable financial opportunity of our time. We’re not here to beat the market, we’re here to build a new one. A public stock, built by Bitcoiners, for Bitcoiners.”

“Bitcoin is one of the only truly decentralized, immutable, and censorship-resistant asset, and its role as the foundation of a new financial system is inevitable,” said Paolo Ardoino, CEO of Tether. “With Jack at the helm, we are proud to support this effort to further Bitcoin’s adoption and reinforce its role as the ultimate store of value. At Tether, we have always believed in supporting initiatives that strengthen Bitcoin’s dominance and real-world utility. Twenty One will take a Bitcoin-first approach that aligns with our vision—prioritizing accumulation over speculation and building long-term value for those who understand what Bitcoin represents.”

Pioneering Bitcoin-native Financial Solutions

Twenty One is structured to be a day one Bitcoin-native company that will strategically allocate capital to increase Bitcoin per share. Twenty One intends to develop a corporate architecture capable of supporting financial products built with and on Bitcoin. This includes native lending models, capital market instruments, and future innovations that will replace legacy financial tools with Bitcoin-aligned alternatives. As a pro-Bitcoin advocate, Twenty One plans to produce original Bitcoin-focused content and media. This pure-play approach will offer investors access to a public company that combines Bitcoin exposure with an operating business building Bitcoin-native products and services.

“Cantor’s relationships with innovative partners are key to unlocking unique opportunities, and we are proud of our role in this extraordinary collaboration between Tether, a foundation for today’s digital asset ecosystem, and SoftBank, one of the world’s preeminent investors,” said Brandon Lutnick, Chairman & CEO of Cantor Equity Partners, Inc. and Chairman of Cantor Fitzgerald, L.P. “With a visionary leader at the helm and backing from two renowned industry leaders, Twenty One is designed to help investors capture value from Bitcoin’s growing global demand and increasing institutional adoption.”

Terms of the Transaction

Shares of Cantor Equity Partners will continue to trade on Nasdaq under the symbol “CEP” until the closing of the Transaction. Twenty One will seek to trade after closing under the ticker symbol “XXI.”

The Board of Directors of each of Twenty One and CEP has unanimously approved the transaction. The transaction will require the approval of the shareholders of CEP and is subject to customary closing conditions.

The transaction values Twenty One at a pro-forma enterprise value of $3.6 billion, based on a Bitcoin spot price of $84,863.57 (a 10-day average CME CF BRRNY price) as of April 21, 2025. The transaction is expected to provide approximately $540 million in proceeds to Twenty One, including from a fully committed convertible senior secured notes PIPE of $385 million, convertible at $13.00 per share, a fully committed common equity PIPE of $200 million at $10.00 per share, and $100 million of cash held in the trust account of CEP, assuming no redemptions and prior to accounting for transaction expenses and interest accrued on the CEP trust account. Up to an additional $100 million of convertible senior secured notes may be purchased, at the investors’ option (the “Convertible Notes Option”), within 30 days of the date hereof, which may generate additional proceeds.

Tether has also agreed to purchase Bitcoin in an amount equal to the aggregate amount of the convertible senior secured notes and equity PIPE offerings, less transaction expenses and certain other amounts, within 10 business days of the date hereof, plus additional Bitcoin to the extent investors elect to exercise their Convertible Notes Option. This Bitcoin will then be purchased by Twenty One upon closing using the proceeds of the PIPE offerings at a purchase price equal to the amount paid by Tether for such Bitcoin.

Additional information about the Business Combination and the PIPE Offerings, including a copy of the business combination agreement (the “Business Combination Agreement”) and investor presentations, will be available in a Current Report on Form 8-K to be filed by CEP with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

Advisors

Cantor Fitzgerald & Co. is acting as financial and capital markets advisor to CEP. Ellenoff Grossman & Schole LLP is acting as legal advisor to CEP.

Skadden, Arps, Slate, Meagher & Flom (UK) LLP is acting as legal advisor to Twenty One and Tether.

Sullivan & Cromwell LLP is acting as legal advisor to SoftBank Group.

Cantor Fitzgerald & Co. served as placement agent for the convertible senior secured note and common equity PIPE financings.

About Twenty One

At closing, Twenty One will become the first Bitcoin-native public company, built to maximize Bitcoin ownership per share. Twenty One aims to be the most effective public vehicle for Bitcoin accumulation and monetization, with a mission to accelerate Bitcoin adoption and Bitcoin literacy, and a pursuit of strategies to develop a range of Bitcoin-related financial and advisory services.

About Tether and USD₮

Tether is a pioneer in the field of stablecoin technology, driven by an aim to revolutionize the global financial landscape. With a mission to provide accessible and efficient financial, communication, artificial intelligence, and energy infrastructure. Tether enables greater financial inclusion, and communication resilience, fosters economic growth, and empowers individuals and businesses alike.

As the creator of the largest, most transparent, and liquid stablecoin in the industry, Tether is dedicated to building sustainable and resilient infrastructure for the benefit of underserved communities. By leveraging cutting-edge blockchain and peer-to-peer technology, it is committed to bridging the gap between traditional financial systems and the potential of decentralized finance.

About SoftBank Group

The SoftBank Group invests in breakthrough technology to improve the quality of life for people around the world. The SoftBank Group is comprised of SoftBank Group Corp. (TOKYO: 9984), an investment holding company that includes stakes in AI, smart robotics, IoT, telecommunications, internet services, and clean energy technology providers, as well as a majority stake in Arm, which is building the future of computing; and the SoftBank Vision Funds, which are investing to help transform industries and shape new ones.

About Cantor Equity Partners, Inc.

Cantor Equity Partners (Nasdaq: CEP) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities. CEP is led by Chairman and Chief Executive Officer Brandon Lutnick and sponsored by an affiliate of Cantor Fitzgerald.

About Cantor Fitzgerald, L.P.

Cantor Fitzgerald, with more than 14,000 employees, is a leading global financial services and real estate services holding company and a proven and resilient leader for more than 79 years. Its diverse group of global companies provides a wide range of products and services, including investment banking, asset and investment management, capital markets, prime services, research, digital assets, data, financial and commodities brokerage, trade execution, clearing, settlement, advisory, financial technology, custodial, commercial real estate advisory and servicing, and more.

Additional Information and Where to Find It

Twenty One and CEP intend to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of CEP and a prospectus (the “Proxy Statement/Prospectus”) in connection with the Proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to shareholders of CEP as of a record date to be established for voting on the Proposed Transactions and other matters as described in the Proxy Statement/Prospectus. CEP and/or Twenty One will also file other documents regarding the Proposed Transactions with the SEC. This press release does not contain all of the information that should be considered concerning the Proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions or the PIPE Offerings. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF CEP AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH CEP’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT CEP, TWENTY ONE AND THE PROPOSED TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by CEP and Twenty One, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com, or upon written request to Twenty One Capital, Inc., via email at info@xxi.money, respectively.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The convertible notes and the Class A ordinary shares to be issued in the PIPE Offerings have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933.

Participants in the Solicitation

CEP, Twenty One and their respective directors, executive officers, certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CEP’s shareholders in connection with the Proposed Transactions. A list of the names of such persons, and information regarding their interests in the Proposed Transactions and their ownership of CEP’s securities are, or will be, contained in CEP’s filings with the SEC, including CEP’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of CEP’s shareholders in connection with the Proposed Transactions, including the names and interests of Twenty One’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by Twenty One and CEP with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CEP or Twenty One, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Proposed Transactions involving Twenty One and CEP, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Twenty One, CEP and the Proposed Transactions and statements regarding the anticipated benefits and timing of the completion of the Proposed Transactions, the assets held by Twenty One, the price and volatility of Bitcoin, Bitcoin’s growing prominence as a digital asset and as the foundation of a new financial system, Twenty One’s listing on any securities exchange, the macro and political conditions surrounding Bitcoin, the planned business strategy including Twenty One’s ability to develop a corporate architecture capable of supporting financial products built with and on Bitcoin including native lending models, capital market instruments, and future innovations that will replace legacy financial tools with Bitcoin-aligned alternatives, plans and use of proceeds, objectives of management for future operations of Twenty One, the upside potential and opportunity for investors, Twenty One’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Proposed Transactions, the satisfaction of closing conditions to the Proposed Transactions and the level of redemptions of CEP’s public shareholders, and Twenty One’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEP’s securities; the risk that the Proposed Transactions may not be completed by CEP’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of CEP’s shareholders, or either of the PIPE Offerings; failure to realize the anticipated benefits of the Proposed Transactions; the level of redemptions of CEP’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of CEP or the shares of Class A common stock of Twenty One; the lack of a third-party fairness opinion in determining whether or not to pursue the Proposed Transactions; the failure of Twenty One to obtain or maintain the listing of its securities on any securities exchange after closing of the Proposed Transactions; costs related to the Proposed Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to Twenty One’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin; the risk that Twenty One’s stock price will be highly correlated to the price of Bitcoin and the price of Bitcoin may decrease between the signing of the definitive documents for the Proposed Transactions and the closing of the Proposed Transactions or at any time after the closing of the Proposed Transactions; risks related to increased competition in the industries in which Twenty One will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding Bitcoin; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Proposed Transactions, Twenty One experiences difficulties managing its growth and expanding operations; the risks that growing Twenty One’s learning programs and educational content could be difficult; challenges in implementing our business plan including Bitcoin-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which Twenty One’s Class A common stock will be listed or by the SEC, which may impact our ability to list Twenty One’s Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against Twenty One, CEP or others following announcement of the Proposed Transactions, and those risk factors discussed in documents that Twenty One and/or CEP filed, or that will be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of CEP dated as of August 12, 2024 and filed by CEP with the SEC on August 13, 2024, CEP’s Quarterly Reports on Form 10-Q, CEP’s Annual Report on Form 10-K and the Registration Statement that will be filed by Twenty One and CEP and the Proxy Statement/Prospectus contained therein, and other documents filed by CEP and Twenty One from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither CEP nor Twenty One presently know or that CEP and Twenty One currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of CEP and Twenty One assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CEP nor Twenty One gives any assurance that either CEP or Twenty One will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Twenty One or CEP or any other person that the events or circumstances described in such statement are material.

MEDIA CONTACTS

Twenty One

press@xxi.money

Cantor Fitzgerald

Erica Chase

erica.chase@cantor.com

Tether

press@tether.to